Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	December 31,
	2011	2010
	(Dollars in thousands)

Non-accrual loans	$59,309	$66,652
Loans 90 days or more past due and still accruing interest	574	928
Total non-performing loans	59,883	67,580
Other real estate and repossessed assets	34,042	39,413
Total non-performing assets	$93,925	$106,993
As a percent of Portfolio Loans
Non-performing loans	3.80%	3.73%
Allowance for loan losses	3.73	3.75
Non-performing assets to total assets	4.07	4.22
Allowance for loan losses as a percent of non-performing loans	98.33	100.50

(1) Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)

	December 31, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$19,889	$86,770		$106,659
Non-performing TDR’s (1)	5,730	14,081	(2)	19,811
Total	$25,619	$100,851		$126,470

	December 31, 2010
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$16,957	$96,855		$113,812
Non-performing TDR’s (1)	7,814	16,616	(2)	24,430
Total	$24,771	$113,471		$138,242

(1)  Included in non-performing loans table above.
(2) Also includes loans on non-accrual at the time of modification until six payments are receive on a timely basis.

Allowance for loan losses
	Twelve months ended
	December 31,
	2011		2010
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$67,915	$1,322	$81,717	$1,858
Additions (deduction)
Provision for loan losses	27,946	-	46,765	-
Recoveries credited to allowance	4,747	-	3,612	-
Loans charged against the allowance	(41,724)	-	(64,179)	-
Additions (deductions) included in non-interest expense	-	(36)	-	(536)
Balance at end of period	$58,884	$1,286	$67,915	$1,322

Net loans charged against the allowance to average Portfolio Loans	2.20%		2.97%

Alternative Sources of Funds
		December 31,
		2011			2010
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs	$42,279	1.0 years	1.59%	$273,546	2.4 years	2.89%
Fixed rate FHLB advances	30,384	3.3 years	3.99	21,022	5.9 years	6.34
Variable rate FHLB advances(1)	3,000	2.3 years	0.51	50,000	0.8 years	0.41
Total	$75,663	2.0 years	2.51%	$344,568	2.4 years	2.74%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed interest rate swaps.

Capitalization

	December 31,
	2011	2010
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ equity
Preferred stock	79,857	75,700
Common stock	248,950	246,407
Accumulated deficit	(214,259)	(189,902)
Accumulated other comprehensive loss	(11,921)	(13,120)
Total shareholders’ equity	102,627	119,085
Total capitalization	$151,295	$167,753

Non-Interest Income
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2011	2010
	(In thousands)

Service charges on deposit accounts	$4,617	$4,623	$4,887	$18,306	$21,511
Interchange income	2,259	2,356	2,160	9,091	8,257
Net gains (losses) on assets
Mortgage loans	3,509	2,025	4,286	9,262	12,330
Securities	(22)	(57)	14	249	1,639
Other than temporary loss on securities available for sale
Total impairment loss	(614)	(4)	(28)	(760)	(462)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	(614)	(4)	(28)	(760)	(462)
Mortgage loan servicing	(126)	(2,655)	2,465	(2,011)	(523)
Investment and insurance commissions	437	534	585	2,050	1,889
Bank owned life insurance	493	496	464	1,878	1,917
Title insurance fees	375	299	644	1,465	2,037
Decrease in fair value of U.S. Treasury warrant	112	29	393	1,137	393
Gain on extinguishment of debt	-	-	-	-	18,066
Other	1,451	1,609	1,339	6,246	4,759
Total non-interest income	$12,491	$9,255	$17,209	$46,913	$71,813

Capitalized Mortgage Loan Servicing Rights
	Three months ended December 31,		Twelve months ended December 31,
	2011	2010	2011	2010
	(In thousands)
Balance at beginning of period	$11,549	$11,667	$14,661	$15,273
Originated servicing rights capitalized	899	1,619	2,967	4,158
Amortization	(1,054)	(1,367)	(3,065)	(3,862)
Change in valuation allowance	(165)	2,742	(3,334)	(908)
Balance at end of period	$11,229	$14,661	$11,229	$14,661

Valuation allowance at end of period	$6,544	$3,210	$6,544	$3,210

Mortgage Loan Activity
	Three months ended			Twelve months ended
	December 31	September 31	December 31	December 31
	2011	2011	2010	2011	2010
	(Dollars in thousands)
Mortgage loans originated	$139,351	$89,526	$178,508	$399,062	$516,335
Mortgage loans sold	117,643	80,993	180,892	383,493	480,566
Mortgage loans sold with servicing rights released	21,017	25,179	24,058	81,196	77,080
Net gains on the sale of mortgage loans	3,509	2,025	4,286	9,262	12,330
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.98%	2.50%	2.37%	2.42%	2.57%
Fair value adjustments included in the Loan Sales Margin	0.29	0.15	(0.49)	(0.01)	0.10

Non-Interest Expense
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2011	2010
	(In thousands)
Compensation	$9,845	$10,158	$10,073	$39,835	$40,827
Performance-based compensation	677	281	147	1,449	1,803
Payroll taxes and employee benefits	1,930	2,215	2,042	9,200	9,081
Compensation and employee benefits	12,452	12,654	12,262	50,484	51,711
Loan and collection	2,309	2,658	3,947	12,414	15,323
Occupancy, net	2,768	2,651	2,791	11,183	11,016
Vehicle service contract counterparty contingencies	6,046	1,345	4,386	11,048	18,633
Data processing	2,524	2,502	2,367	9,751	9,554
Net losses on other real estate and repossessed assets	1,710	1,931	4,843	5,824	9,722
Furniture, fixtures and equipment	1,307	1,308	1,582	5,535	6,540
Legal and professional fees	1,611	751	1,239	3,941	4,100
Credit card and bank service fees	727	869	1,237	3,656	5,790
Communications	852	863	996	3,552	4,138
FDIC deposit insurance	735	885	1,589	3,507	6,805
Advertising	539	740	567	2,503	2,712
Provision for loss reimbursement on sold loans	973	251	55	1,993	215
Supplies	401	376	393	1,571	1,630
Amortization of intangible assets	342	343	315	1,371	1,280
Recoveries related to unfunded lending commitments	(48)	(172)	(65)	(36)	(536)
Other	1,465	1,507	1,893	5,651	6,367
Total non-interest expense	$36,713	$31,462	$40,397	$133,948	$155,000

Average Balances and Rates
	Three Months Ended December 31,
	2011			2010
	Average Balance	Interest	Rate(3)	Average Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,632,445	$25,688	6.26%	$1,911,195	$32,116	6.68%
Tax-exempt loans (2)	7,378	78	4.19	8,750	94	4.26
Taxable securities	95,859	314	1.30	68,171	481	2.80
Tax-exempt securities (2)	28,214	288	4.05	32,483	338	4.13
Cash – interest bearing	292,658	187	0.25	337,468	215	0.25
Other investments	20,893	175	3.32	24,839	184	2.94
Interest Earning Assets	2,077,447	26,730	5.12	2,382,906	33,428	5.58
Cash and due from banks	54,944			49,989
Other assets, net	180,769			188,395
Total Assets	$2,313,160			$2,621,290

Liabilities
Savings and interest-bearing checking	$1,008,884	458	0.18	$1,094,605	648	0.23
Time deposits	567,629	2,113	1.48	829,668	5,052	2.42
Other borrowings	85,586	1,198	5.55	153,898	1,662	4.28
Interest Bearing Liabilities	1,662,099	3,769	.90	2,078,171	7,362	1.41
Non-interest bearing deposits	499,325			375,448
Other liabilities	41,254			49,532
Shareholders’ equity	110,482			118,139
Total liabilities and shareholders’ equity	$2,313,160			$2,621,290

Net Interest Income		$22,961			$26,066

Net Interest Income as a Percent of Earning Assets			4.40%			4.35%

(1)	All domestic, except for $0.1 million for the three months ended December 31, 2010, of average payment plan receivables included in taxable loans for customers domiciled in Canada.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates
	Twelve Months Ended December 31,
	2011			2010
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets (1)	(Dollars in thousands)
Taxable loans	$1,704,057	$110,242	6.47%	$2,072,586	$141,876	6.85%
Tax-exempt loans (2)	7,891	332	4.21	9,531	406	4.26
Taxable securities	62,315	1,422	2.28	82,127	3,052	3.72
Tax-exempt securities (2)	29,615	1,219	4.12	45,223	1,932	4.27
Cash – interest bearing	312,576	792	0.25	324,065	824	0.25
Other investments	22,084	755	3.42	26,526	761	2.87
Interest Earning Assets	2,138,538	114,762	5.36	2,560,058	148,851	5.81
Cash and due from banks	53,098			50,739
Other assets, net	188,583			167,873
Total Assets	$2,380,219			$2,778,670

Liabilities
Savings and interest-bearing checking	$1,006,305	2,263	0.22	$1,089,992	2,829	0.26
Time deposits	656,944	12,994	1.98	978,098	25,335	2.59
Other borrowings	92,879	4,936	5.31	198,030	9,034	4.56
Interest Bearing Liabilities	1,756,128	20,193	1.15	2,266,120	37,198	1.64
Non-interest bearing deposits	467,305			349,376
Other liabilities	43,378			54,183
Shareholders’ equity	113,408			108,991
Total liabilities and shareholders’ equity	$2,380,219			$2,778,670

Net Interest Income		$94,569			$111,653

Net Interest Income as a Percent of Earning Assets			4.42%			4.36%

(1)
All domestic, except for $0.01 million and $0.4 million for the years ended December 31, 2011 and 2010, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

Commercial Loan Portfolio Analysis as of December 31, 2011
		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$18,371	$1,157	$4,882	$6,039	32.9%
Land Development	18,600	9,528	1,757	11,285	60.7
Construction	17,597	3,451	392	3,843	21.8
Income Producing	272,769	57,501	14,267	71,768	26.3
Owner Occupied	180,197	24,773	5,758	30,531	16.9
Total Commercial Real Estate Loans (1)	$507,534	$96,410	27,056	$123,466	24.3
Other Commercial Loans(1)	$144,306	$16,725	2,226	$18,951	13.1
Total non-performing commercial loans			$29,282

(1) The total of these two categories is different than the December 31, 2011, Consolidated Statement of Financial Condition due primarily to loans in process.